Annual Meeting of Stockholders
October 19, 2004

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995,
including statements about business prospects, utility of the
Company’s technology and products, market opportunities and
growth, revenue growth and new business or product plans.  Actual results might differ materially from these statements due to risks and uncertainties, including the utility and market acceptance of new products, the impact of competitive products, and enforcement of intellectual property rights.  A more detailed description of these and other risks applicable to BioVeris appears in the company’s documents filed with the Securities and Exchange Commission and available on request from BioVeris.  The company disclaims any intent or obligation to update these forward-looking statements.

Forward-Looking
Statement Disclaimer

An Integrated
Healthcare Company

Focused on achieving continuous invoicing capacity

from products and services in the field of immunology

BIOVERIS

A diagnostic company

Non-clinical

Diagnostics

Clinical

Diagnostics

Life Science

Biodefense

Select agents / DOD

Physician Office /

Hospital / Clinic

Historical Perspective

BIOVERIS

An integrated healthcare company

Non-clinical

Diagnostics

Clinical

Diagnostics

Clinical

Prophylaxis

Life Science

Immunogenicity

Biodefense

Select agents/DOD

Physician Office/

Hospital / Clinic

Vaccine panel

Vaccines

(Synthetic conjugate

chemistry)

Dx

First
Responders

Rx

Licensing-in

Marketing

R&D

Manufacturing

Expand and leverage

Expand and Leverage

Formed in 2003, as a wholly-owned subsidiary of
IGEN International, Inc.

On effective date of Roche / IGEN merger:

BioVeris stock distributed to IGEN stockholders

BioVeris became an independent, publicly-traded
(NASDAQ) company (Ticker: BIOV)

26.7 million shares outstanding (22% directors
and management)

BioVeris Overview

ECL-Based Systems

MICROTubes

Reagents

Instrumentation and consumables for the life
science, biodefense and first responder markets

M1M

M384

Revenue (in millions of dollars)

$7.7

$8.9

FY 1999 - 2004

CAGR 31%

$12.1

   $16.5

$4.9

   $18.7

Growing Product Sales

$8.9

$12.1

$16.5

$18.7

Revenue (in millions of dollars)

Instrument and
Consumable Sales

Markets & Applications

Blockbuster
applications

Synthetic
carbohydrate
conjugate
vaccines

Vaccines

Clinical

Prophylaxis

Killer
applications

Vaccine diagnostic
panel

Select agents/
Infectious disease

Physician
Office/Hospital/Clinic

First Responders

Clinical
diagnostics

Special
applications

Select agents

DOD

First Responders

Biodefense

Foundation

application

Immunogenicity
testing

Life Science

Non-clinical
diagnostics

2004…

1995

   First instruments

   purchased by

   USAMRIID and APG

   Evaluation of

   ability to detect

   select agents

2001

    DOD asks for assistance

    in manufacturing

    detection assays

2003

   $23 MM DOD contract to

    provide tests

   Systems used in ricin investigations

   STORM initiated

   On-site testing at G8

   Euro Summit & Athens Olympics

2002

>250,000 tests

Soldier Systems Center

Contract initiated

On-site testing

during Salt Lake City

Olympics

ABATS developed

On-site

testing during

Gulf War

$1.4 MM U.S. Air Force

order for M1M instruments

BioVeris History in Biodefense

Detection of Select Agents in Complex Samples

AGENTS

Anthrax

Ricin

Botulinum toxins

Plague

Smallpox

Tularemia

E. coli O157

Salmonella

Listeria

SAMPLES

Soil

Water

Air

Plant extracts

Food and dairy products

Blood / Serum

Fecal material

Cell culture medium

Organic solutions

Biodefense/Industrial Testing

Multiple Ongoing
Biodefense Programs

Automated Biological Agent Testing System (ABATS)

High throughput automation

Stations of Robotic Monitoring (STORM)

Smaller, more portable version of ABATS

CRADA’s with Brooks Army Medical Center / USAMRIID /

U.S. Air Force

Product Development

Joint Service Installation Pilot Project (JSIPP)

Multiple field placements pre-evaluation for larger Guardian

Program

Advanced Concept Technology Program

Field technology evaluation program

Bio-Forensics Analysis Center

DHS Program at USAMRIID

Product Launch:
June 2004

M-SERIES M1M Analyzer

Integrated plate shaking

Supports tubes in racks

Ruggedized design

External touch-screen PC

Compact footprint –

Dimensions: 38 cm (W) X 38 cm (D) X 30 cm (H)

Weight: ~ 15 Kg (excluding PC)

Low power consumption: < 45 Watts

One Step Assays FASTubes
& BV MICROTubes™

All assay reagents

freeze-dried in one tube

(antibodies and beads)

Add sample and incubate

15 minute assay

High sensitivity

Wide dynamic range

FASTubes for use with the

BioVeris Detection System

MICROTubes for use with

M-SERIES

First Responders

Biodefense Opportunities
U.S. Public Safety Sites

Fire Departments

26,000

Police Departments

19,000

Hospitals

6,000

Universities

600

Biodefense – First Responders

Maintain readiness

Immediate post-exposure

Reduce morbidity & mortality

Biology

Genomics

Proteomics

Synthesis

Screening

Testing

Safety

Efficacy

ADME/TOX

Manufacturing

Quality

Distribution

Basic Research

Disease Discovery

Drug Discovery

Drug Development

Clinical Trials

Manufacturing/

Post Market

Surveillance

Life Science

Merck KGaA

Boehringer Ingelheim

Wyeth Ayerst

3M                                     Max Planck Institute              NIH & NCI

Eli Lilly

Merck & Co.

Genentech

Schering-
Plough

Zymogenetics

Bayer

Schering AG

Biogen IDEC Pharma.

Baxter

Centecor J&J

Human Genome Sci.

Aventis

Pfizer

GlaxoSmithKline

AstraZeneca

Novartis

Bristol-Myers Squibb

Amgen

Select Life Science Customers

1.  Clinical consequences

Allergic reaction, anaphylaxis

Reduced efficacy

Autoimmunity to endogenous protein

2.  Growing number of protein therapeutics

                              54 approved / hundreds in development

Monoclonal antibodies (Herceptin, Enbrel,
Avastin)

Hormones (insulin, growth hormone)

Enzymes (factor VIII, streptokinase)

Cytokines (IFN   ,  IFN  , epoetin)

Why Is It Important?

Immunogenicity Testing of
Protein-based Therapeutics

  Screen - Are
antibodies present?

  Confirm - Are the
antibodies specific?

  Characterize –
What type(s) of
antibody are present
and do they interfere
with binding events
(cell function
or target)?

Immunogenicity Testing of
Protein-based Therapeutics

The BioVeris Advantage

Reduced wash steps

Measurement of low affinity antibodies

Sensitive label

High sensitivity

Large capture capacity / solution phase

Measure antibodies in presence of drug

Stable Label

Eliminates need to re-qualify labeled reagents mid-study

Immunogenicity Testing of
Protein-based Therapeutics

Personalized Immune Status

“To vaccinate or not to vaccinate?”

that is the question

® National Partnership for Immunization

Determined Through Diagnostic
Testing Across All Segments
of the Population

RESULT

Highest Product Demand

Greatest Vaccine Sales

Best Public Health and Quality of Life

Testing Reveals Lack of Protection

Available from Existing and Future Vaccines

Personalized Immune Status

VISION STATEMENT

Health information systems are the cornerstone of
immunization delivery in the 21st century

MISSION STATEMENT

Maximize protection against vaccine-preventable
diseases by leading the advancement of
immunization information systems

Immunization Registry Strategic Plan (2003)  CDC

CDC’s Immunization Registry
Strategic Plan

INFORM - Bring information tools to the point of care
(physician offices and hospitals)

INTERCONNECT - Build health information infrastructure,
so that clinicians have access to critical health care
information

PERSONALIZE - Give consumers more access and
involvement in health decisions

IMPROVE HEALTH - Expand capacity for public health
monitoring and introduce new advances

Decade of Health Information Technology (2004)

U.S. Dept. of Health & Human Services

Health Information Technology
Initiative Goals

Pre-School children

Hospital births / ObGyn

Pediatric network

School-age children

School entry

Specific grade levels

College students

College entry

College health plans

Elderly

Medicare

AARP

Local senior citizen centers

Nursing homes

Adults

Parents accessed through their
children by pediatric network

Women via gynecologists

Travelers

Government-sponsored
activities: Military, veterans,
federal employees, immigrants,
financially disadvantaged

Unions: Organized labor,
teachers, healthcare
workers, etc.

Professional associations

Personalized Immune Status
Market Segments & Channels

Vaccine

Diagnostic

Panel

Physician / Healthcare Provider

Diagnostic testing -

Immunoassay / Nucleic acid (PCR)

CDC

ACIP

Personalized

Immune Status:

- Individual

- Population /

    specific groups

Immunization

Registry

Vaccine Status

Database

Assist in vaccine recommendation / decision-making

Personalized Immune Status
and Vaccination Services

Vaccine

Diagnostic

Panel

Vaccine

Manufacturers

Physician / Healthcare Provider

Diagnostic testing -

Immunoassay /

Nucleic acid (PCR)

Vaccine

sales

Government

HMOs

Subsidy / funding

Mandate – vaccine benefits

Economic incentive

to create / supply

vaccines

CDC

ACIP

Personalized

Immune Status:

- Individual

- Population /

    specific groups

Immunization

Registry

Vaccine Status

Database

Assist in vaccine recommendation / decision-making

Vouchers –

reimburse individuals

Personalized Immune Status
and Vaccination Services

General public

Vaccine manufacturers

Physicians

Health insurance / HMO

Governments

Hospitals

Microbiological research
laboratories

Improved health and quality of life

Greater demand for products

Better healthcare / expanded business

Prevention costs less than treatment

Better monitoring for biodefense, senior
citizens and general public welfare

Reduce nosocomial infections and
biohazard risks

Reduce biohazard risks

Personalized Immune Status
Who Benefits?

Vaccines

“Today, we face natural and potentially “introduced” biological threats for which vaccines could be an important part of the solution … if we can make them available.  While vaccines are the most cost-effective medical countermeasures to disease
threats, there are enormous barriers to their widespread use:
technical, regulatory, political, and education.  In response to the threat of bioterrorism, a vaccinated population serves as a deterrent to attack.  Today, we have the capability in this
country to discover, develop, and produce safe and effective vaccines for any disease threat we understand.”

Report of the CBACI

National Vaccine Strategy Working Group

Chemical & Biological Arms Control Institute

“A Booster Shot for Vaccines”

New technology could speed development and keep the
medicine chest stocked.

“The world hasn’t made vaccines a high enough priority…

Yet, the benefits of vaccines are clear:  Immunizations save the
U.S. alone roughly $40 billion each year in medical costs and lost productivity.  Better and more available vaccines would bring dramatic benefits worldwide…

Companies are responding by developing a host of new
vaccines and new manufacturing methods.”

Business Week

October 25, 2004

Carbohydrate Vaccines

In the past, vaccines have generally been
made from weakened or dead pathogens or from
immunogenic molecules obtained from
microorganisms – which are often difficult to
isolate from their natural sources and may
present problems with purity and contamination.

Today, an opportunity has arisen in the form
of chemical carbohydrate synthetic techniques
which could lead to a new generation of novel
vaccines having blockbuster marketing
opportunities.

SYNTHETIC CARBOHYDRATE

CONJUGATE VACCINES

     Novel chemistry with proven technology

     Higher product purity

     Greater manufacturing consistency

     Better product characterization to facilitate

                                regulatory approval

     More adaptable to chemical modification

            to enhance immunogenicity

     More cost effective to manufacture

Advantages

Children’s Hospital & Research
Center At Oakland

Exclusive option to negotiate

Sponsored research

Commercial rights for prevention and
diagnosis

Unique vaccine candidate for Neisseria
meningitidis serogroup B (meningitis)

Significant unmet medical need

Conclusion

Establishing a focused, expandable and
leveraged business model

Directing the processes to successfully
implement these plans

Allocating resources required to succeed
(physical and personal assets)

Annual Meeting of Stockholders
October 19, 2004